EXHIBIT 99.2

                                     Deal Name
Collateral Characteristics  Pool Balance                       1,002,116,603.27
--------------------------  #of Loans                                     7,157
                            Avg Prin Balance                         140,019.09
                            WAC                                           7.284
                            WA Net Rate                                   6.444
                            WAM                                             336
                            Seasoning                                         3
                            Second Liens                                   2.14
                            WA CLTV                                      86.256
                            WA FICO                                         638
                            Prepay Penalties                              83.96
Arm Characteristics         WAC (Arms only)                               7.268
-------------------         WAM (Arms only)                                 357
                            WA Margin                                     6.594
                            WA Initial Cap                                2.934
                            WA Periodic Cap                               1.201
                            WA Cap
                            WA Months to Roll                                22
Loan Type                   Fixed                                         59.15
---------                   Balloons                                       5.50
                            2/28 Arms                                     93.55
                            3/27 Arms                                      6.45
                            Other Hybrid Arms                             -
Index                       1-Month LIBOR                                 -
-----                       6-Month LIBOR                                100.00
                            Other Index                                       0
Loan Purpose                Purchase                                      20.44
------------                Cash-Out Refi                                 56.51
                            Rate-Term Refi                                23.05
                            Debt Consolidation                            -
Occupancy Status            Owner                                         94.98
----------------            Second Home                                    0.88
                            Investor                                       4.13
Property Type               Single Family                                 87.16
-------------               2-4 Family                                     7.07
                            5,6,7,8 Family                                 0.94
                            Rowhome                                        0.32
                            Townhouse                                      0.28
                            PUD                                           -
                            MH                                            -
                            Condo                                          4.23
Doc Type                    Full Doc                                      84.60
--------                    Alt Doc                                        2.15
                            Stated Doc                                    12.72
                            Limited Doc                                    0.53
                            No Doc                                        -
MI Data                     MI Flag                                 Y
-------                     % of Pool Covered                             43.20

                            Effective LTV                                81.688
FICO Distribution           FICO <460                                177,342.64
-----------------           FICO 460-479                                  -
                            FICO 480-499                                  -
                            FICO 500-519                                  -
                            FICO 520-539                          18,717,113.31
                            FICO 540-559                          42,389,178.53
                            FICO 560-579                          67,010,461.46
                            FICO 580-599                          90,545,167.86
                            FICO 600-619                         130,980,755.16
                            FICO 620-639                         193,994,329.67
                            FICO 640-659                         157,432,574.39
                            FICO 660-679                         114,440,880.46
                            FICO 680-699                          69,903,214.16
                            FICO 700-719                          46,225,887.78
                            FICO 720-739                          25,839,751.90
                            FICO 740-759                          23,645,193.51
                            FICO >760                             20,814,752.44

LTV Distribution            LTV <20                               16,005,617.84
----------------            LTV 20.01-30                           4,207,084.64
                            LTV 30.01-40                           5,626,767.05
                            LTV 40.01-50                          12,887,185.11
                            LTV 50.01-60                          21,089,396.19
                            LTV 60.01-70                          51,078,213.34
                            LTV 70.01-80                         215,572,000.55
                            LTV 80.01-90                         339,771,144.47
                            LTV 90.01-100                        335,879,194.08
                            LTV >100                                   -

Loan Balance Distribution   $ 0-25,000                             2,047,427.81
-------------------------   $ 25,001-50,000                       16,595,789.64
                            $ 50,001-75,000                       57,579,747.48
                            $ 75,001-100,000                     101,151,534.68
                            $ 100,001-150,000                    257,158,675.75
                            $ 150,001-200,000                    202,613,869.14
                            $ 200,001-250,000                    136,772,077.36
                            $ 250,001-300,000                     93,780,892.00
                            $ 300,001-350,000                     57,957,543.45
                            $ 350,001-400,000                     52,265,046.16
                            $ 400,001-450,000                     15,599,551.53
                            $ 450,001-500,000                      8,594,448.27
                            $500,001-550,000                              -
                            $550,001-600,000                              -
                            $600,001-650,000                              -
                            $650,001-700,000                              -
                            $700,001-750,000                              -
                            $750,001-800,000                              -
                            $800,001-850,000                              -

                            $850,001-900,000                              -
                            $900,001-950,000                              -
                            $950,001-1,000,000                            -
                            >$ 1,000,001                                  -


Geographic Distribution     AK                                            -
-----------------------     AL                                            -
                            AR                                            -
                            AZ                                    16,258,884.74
                            CA                                   151,187,924.38
                            CO                                    10,490,818.82
                            CT                                    21,029,785.83
                            DC                                            -
                            DE                                     5,180,656.12
                            FL                                    34,313,277.60
                            GA                                    29,734,251.81
                            HI                                            -
                            IA                                     3,596,936.39
                            ID                                     3,029,971.24
                            IL                                    91,532,143.66
                            IN                                    19,049,397.00
                            KS                                    13,945,050.90
                            KY                                    17,129,157.30
                            LA                                            -
                            MA                                    26,745,131.19
                            MD                                    40,457,687.71
                            ME                                     2,430,253.24
                            MI                                    48,294,818.64
                            MN                                    29,083,117.66
                            MO                                    24,474,972.15
                            MS                                            -
                            MT                                     2,880,394.00
                            NC                                    37,451,304.61
                            ND                                       731,654.22
                            NE                                     3,587,864.88
                            NH                                     3,645,245.54
                            NJ                                    42,017,322.44
                            NM                                     3,779,220.32
                            NV                                     9,803,902.62
                            NY                                    57,218,411.55
                            OH                                    51,800,698.83
                            OK                                     3,702,977.62
                            OR                                     5,237,706.81
                            PA                                    48,543,564.29
                            RI                                    11,030,197.37
                            SC                                    19,468,560.51
                            SD                                    12,365,029.76
                            TN                                    20,393,338.46
                            TX                                     2,267,270.28
                            UT                                     1,893,458.65
                            VA                                    38,860,681.39
                            VT                                             -
                            WA                                     9,171,864.76
                            WI                                    28,144,568.91
                            WV                                            -
                            WY                                       157,129.07

Please populate column C with the corresponding  pool  characteristics in Column
B. - For values in currency format, omit $. - For values in percentage format, provide data to 3 decimal places and omit %. - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee. - For MI Flag, Y or N.

        Balance         # of loans       WAC         WA FICO       WA LTV       Owner Occ %      Cashout Refi%     Full Doc%
$600,000-650,000
$650,001-700,000
$700,001-750,000
$751,001-800,000
$800,001-850,000
$850,001-900,000
$900,001-950,000
$950,001-1,000,000
>$1,000,000

NO LOANS IN THE POOL HAVE BALANCE ABOVE $499,000.00

Please populate appropriate loan characteristics for each loan bucket.

Percentage by range                                            Loans without MI
                                                                    FICOs

                            less                                                                                greater
                            than                                                                                  than
                            450    451-500      501-550        551-600           601-650    651-700    701-750    750
                 <20          -       -          0.01             0.08              0.82      0.54       0.12     0.03
                20-30         -       -          0.01             0.05              0.22      0.10       0.02     0.02
                30-40         -       -          0.05             0.06              0.27      0.13       0.04     0.02
                40-50         -       -          0.14             0.29              0.41      0.27       0.10     0.08
    LTVs        50-60         -       -          0.26             0.56              0.67      0.31       0.13     0.17
                60-70         -       -          0.43             1.28              1.55      1.26       0.32     0.26
                70-80         -       -          1.51             4.38              7.37      5.15       2.34     0.77
                80-90      0.02       -          1.17             2.08              0.82      0.60       0.02     0.05
                90-100        -       -          0.07             1.04             11.13      5.86       1.13     0.23
                 >100

                                                           Loans with MI
                                                               FICOs

                            less                                                                                greater
                            than                                                                                  than
                            450    451-500      501-550        551-600           601-650    651-700    701-750    750
                 <20          -       -         -                     -            -         -          -         -
                20-30         -       -         -                     -            -         -          -         -
                30-40         -       -         -                     -            -         -          -         -
                40-50         -       -         -                     -            -         -          -         -
    LTVs        50-60         -       -         -                     -            -         -          -         -
                60-70         -       -         -                     -            -         -          -         -
                70-80         -       -         -                     -            -         -          -         -
                80-90         -       -      0.45                  8.07        11.58      6.58       1.73      0.74
                90-100        -       -         -                  0.30         5.70      5.08       2.29      0.68
                 >100         -       -         -                     -            -         -          -         -




Loan Count                                                Loans without MI
                                                               FICOs

                            less                                                                                greater
                            than                                                                                  than
                            450    451-500      501-550        551-600           601-650    651-700    701-750    750
                 <20          -       -         1                   21              200    130            33         5
                20-30         -       -         1                    9               36     20             2         2
                30-40         -       -         5                    7               32     11             4         4
                40-50         -       -         16                  25               35     27             8         6
    LTVs        50-60         -       -         15                  45               47     23             8         9
                60-70         -       -         33                 100              117     84            23        22
                70-80         -       -        120                 315              506    301           144        50
                80-90         1       -         89                 159               55     27             2         2
                90-100        -       -         5                   71              745    385            73        12
                 >100
                  #


                                                           Loans with MI
                                                               FICOs

                            less                                                                                greater
                            than                                                                                  than
                            450    451-500      501-550        551-600           601-650    651-700    701-750    750
                 <20
                20-30
                30-40
                40-50
    LTVs        50-60
                60-70
                70-80
                80-90         -       -          37                 555              806       424        104       44
                90-100        -       -           -                  23              380       355        154       47
                 >100

                        less
                        than
Loan-to-Value            450      451-500      501-550          551-600            601-650            651-700         701-750
80.01 - 90.00              0          0          37              555                  806              424             104
90.01 - 100.00             0          0           0               23                  380              355             154
Total:                     0          0          37              578             1,186.00              779             258


                            greater
                            than
Loan-to-Value                 >750
80.01 - 90.00                 44     -           -             0.52        7.75       11.26        5.92    1.45           0.61
90.01 - 100.00                47     -           -           -             0.32        5.31        4.96    2.15           0.66
Total:                        91     -           -             0.52        8.08       16.57       10.88    3.60           1.27


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.